                                  SCHEDULE 14A

                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                          200 NORTH WESTLAKE BOULEVARD
                                   SUITE 202
                           WESTLAKE VILLAGE, CA 91362
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 10, 1999
                            ------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., formerly EDUDATA CORPORATION (the "Company"), will be held at the Hyatt Westlake Plaza Hotel, 880 South Westlake Boulevard, Westlake Village, California, on June 10, 1999, at 10:00 a.m., Los Angeles time, for the following purposes:

          1. To elect the Directors of the Company each to hold office for one year and until respective successors are elected. The persons nominated by the Board of Directors of the Company, Messrs. Gurevitch and Kleinberg and Drs. Preston and Khademi, are described in the accompanying Proxy Statement.

          2. To approve an amendment of the Company's 1997 Stock Incentive Plan (the "Plan") to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan from 700,000 shares to 1,200,000 shares.

          3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only stockholders of record of the Common Stock of the Company at the close of business on April 20, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and adjournment(s) thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person, even though he or she has returned a Proxy. Any stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ ROBERT H. GUREVITCH

                                          Robert H. Gurevitch
                                          Chairman of the Board of Directors

Westlake Village, CA 91362
May 3, 1999

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                    200 NORTH WESTLAKE BOULEVARD, SUITE 202
                    WESTLAKE VILLAGE, CA 913621-805-381-2700
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 10, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Hyatt Westlake Plaza Hotel, 880 South Westlake Boulevard, Westlake Village, California, on June 10, 1999, 10:00 a.m. Los Angeles time and any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in the stockholder's favor, from the holder of record to be able to vote in person at the Annual Meeting. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on April 20, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At April 15, 1999, 5,435,694 shares of the Company's Common Stock, par value $.01 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. At April 15, 1999, the Company had approximately 50 stockholders of record, and is informed and believes that there are approximately 994 beneficial holders of the Company's Common Stock.

     It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to Stockholders on or about May 3, 1999.

                               VOTING PROCEDURES

     A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The four nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The amendment of the 1997 Stock Incentive Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1997 Stock Incentive Plan will require the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock that are present or represented by proxy at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, the Board of Directors is elected at each annual meeting of the stockholders of the Company. The Bylaws of the Company provide that the Board of Directors will consist of four Directors, but may be increased or decreased from time to time by resolution of the then authorized number of Directors. The Board of Directors currently consists of four Directors.


     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting or any postponements or adjournments thereof, the proxies will be voted for such nominee as will be designated by the current Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a Director.


BOARD RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

     The Board of Directors proposes the election of the following nominees as
Directors:

               Robert H. Gurevitch
               Marvin H. Kleinberg
               Jack D. Preston
               John A. Khademi

     If elected, each nominee is expected to serve until the 2000 Annual Meeting of the Stockholders. The affirmative votes of a plurality of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of the Directors is required for the election of each of the above named nominees.

INFORMATION WITH RESPECT TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS



     The following table sets forth certain information with respect to the nominees, Directors and executive officers of the Company as of March 31, 1999.



                   NOMINEES, EXECUTIVE OFFICERS AND DIRECTORS



                                        YEAR
                                        FIRST
                                       ELECTED
                           AGE AT        OR
                          MARCH 31,   APPOINTED
          NAME              1999      DIRECTOR                   PRINCIPAL OCCUPATION
          ----            ---------   ---------                  --------------------
DIRECTORS AND NOMINEES
Robert H. Gurevitch.....     58         1996      MR. GUREVITCH has been Chairman of the Board, Chief
                                                  Executive Officer and President of the Company
                                                  since March 1996, and was appointed Secretary of
                                                  the Company in February 1997. Mr. Gurevitch founded
                                                  Dental Medical Diagnostic Systems, LLC ("DMD") in
                                                  October 1995 and was its Chief Executive Officer
                                                  until it was acquired by the Company. From November
                                                  1994 until February 1995, Mr. Gurevitch served as
                                                  Chief Executive Officer of Dycam, Inc., a
                                                  manufacturer and marketer of digital cameras. From
                                                  1987 until his retirement in August 1993, Mr.
                                                  Gurevitch served as Chief Executive Officer and
                                                  Chairman of the Board at New Image Industries, Inc.
                                                  ("New Image"), a manufacturer and distributor of
                                                  intraoral cameras.
Marvin H. Kleinberg.....     71         1996      MR. KLEINBERG has been a Director of the Company
                                                  since March 1996. Mr. Kleinberg is a founding
                                                  partner of the law firm Kleinberg & Lerner, LLP,
                                                  and has been a member of that law firm and its
                                                  various predecessors since 1980. Mr. Kleinberg has
                                                  practiced in the area of intellectual property law
                                                  since 1954. Mr. Kleinberg serves as an adjunct
                                                  lecturer in Patent Law at the Franklin Pierce Law
                                                  Center and is on the advisory council of the PTC
                                                  Foundation, which publishes "IDEA."

                                        YEAR
                                        FIRST
                                       ELECTED
                           AGE AT        OR
                          MARCH 31,   APPOINTED
          NAME              1999      DIRECTOR                   PRINCIPAL OCCUPATION
          ----            ---------   ---------                  --------------------
Jack D. Preston.........     65         1997      DR. PRESTON has been a Director of the Company
                                                  since February 1997. From February 1997 through
                                                  December 1998, he served as a consultant to the
                                                  Company. Since January 1999, he has served as the
                                                  Executive Vice President of Product Development for
                                                  the Company. Dr. Preston has been The Don and Sybil
                                                  Harrington Foundation Professor of Esthetic
                                                  Dentistry at the University of Southern California
                                                  School of Dentistry since 1979 where he was also
                                                  the Chairman of the Department of Oral and
                                                  Maxillofacial Imaging and the director of
                                                  Informatics. Dr. Preston resigned his position with
                                                  USC in December 1998 and was subsequently named
                                                  professor Emeritus. Dr. Preston is also currently a
                                                  Diplomat of the American Board of Prosthodontics.
                                                  Dr. Preston is an international lecturer on various
                                                  aspects of dentistry, an author of three textbooks
                                                  and numerous articles and invited chapters, and is
                                                  widely considered to be a leading expert on current
                                                  and future applications of computer technology in
                                                  dentistry.
John A. Khademi.........     36         1999      DR. KHADEMI has been a Director of the Company
                                                  since March 1999. Dr. Khademi has served as a
                                                  consultant to the Company since October 1998. Dr.
                                                  Khademi has been in full time private practice of
                                                  endodontics since 1994. Dr. Khademi is also an
                                                  Associate Clinical Professor in the Department of
                                                  Maxillofacial Imaging at the University of Southern
                                                  California. Dr. Khademi lectures internationally
                                                  about computer use and dental practices and the
                                                  latest in conventional endodontic techniques.
OTHER EXECUTIVE OFFICERS
Stephen F. Ross.........     40                   MR. ROSS has been the Chief Financial Officer of
                                                  the Company since July 1998. From September 1995
                                                  until July 1998, Mr. Ross served as a Senior
                                                  Consultant for Kibel Green Inc., a company that
                                                  specializes in turnaround consulting. From April
                                                  1997 to April 1998, Mr. Ross served as a consultant
                                                  to Tag-It Pacific, Inc., a company that provides
                                                  brand identity tags to manufacturers of fashion
                                                  apparel and accessories. From 1992 through 1994,
                                                  Mr. Ross was the Chief Financial Manager for the
                                                  Taper Family Trust. Mr. Ross was a Senior Tax
                                                  Manager at Touche Ross from 1982 through 1987. He
                                                  became a Chartered Accountant in South Africa in
                                                  1982, and a Certified Public Accountant in
                                                  California in 1983.

                                        YEAR
                                        FIRST
                                       ELECTED
                           AGE AT        OR
                          MARCH 31,   APPOINTED
          NAME              1999      DIRECTOR                   PRINCIPAL OCCUPATION
          ----            ---------   ---------                  --------------------
Dewey Perrigo...........     45                   MR. PERRIGO has served as the Company's Vice
                                                  President of Sales since March 1996. Commencing in
                                                  October 1995, he served in the same capacity at
                                                  DMD, LLC. From 1988 through September 1995, Mr.
                                                  Perrigo served as the Director of Sales of New
                                                  Image.
Merle Roberts...........     49                   MR. ROBERTS joined the Company in February 1996 as
                                                  Director of Operations. On July 1, 1996, he was
                                                  promoted to Vice President of Manufacturing. From
                                                  1988 until May 1994, Mr. Roberts served as
                                                  Materials Manager for Advanced Interventional
                                                  Systems, a medical laser manufacturer. From June
                                                  1994 until January 1996, Mr. Roberts was an
                                                  independent consultant providing materials,
                                                  management and purchasing services to a variety of
                                                  businesses. Mr. Roberts has taught material
                                                  management and related subjects at several Southern
                                                  California colleges and universities, and has
                                                  served as a professional consultant on these
                                                  topics.

     The Directors hold office until the Annual Meeting of Stockholders next following their election and/or until their successors are elected and qualified. Officers are elected by the Board of Directors and serve at the discretion of the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Gurevitch and Kleinberg and Dr. Khademi. The Audit Committee reviews with the Company's independent accountants, the scope and timing of their audit services, any other services they are asked to perform, and the report of independent accountants on the Company's financial statements following completion of their audit of the Company's financial statements. In addition, the Audit Committee recommends to the Board of Directors the appointment of the Company's independent accountants. No meetings of the Audit Committee were held during the year ended December 31, 1998.


     The Compensation Committee currently consists of Messrs. Gurevitch and Kleinberg and Dr. Preston. The Compensation Committee reviews compensation and benefits paid to the Company's executive officers and the general policy matters relating to compensation and benefits of all of the Company's employees. No meetings of the Compensation Committee were held during the year ended December 31, 1998.


     The Board of Directors held five meetings during fiscal 1998 and acted two additional times by unanimous written consent. No Director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 1998.

DIRECTOR COMPENSATION

     Effective April 1997, the Company agreed to compensate each of its Directors who are not Officers of, or otherwise employed by, the Company ("Independent Directors") in the form of a $500 fee for their personal attendance at formal meetings of the Board of Directors. No compensation is paid for telephonic meetings. A total of $2,000 was paid to the Directors, as a group, for Board meeting attendance in 1998. During 1998, Dr. Preston acted as a consultant to the Company from time to time at the request of the Board, and was paid $48,000 in consulting fees during the year. Effective January 1999, Dr. Preston accepted a full-time position with the Company as Executive Vice President of Product Development. Also during 1998, Dr. Khademi was paid $2,000 in consulting fees. In addition, the Company pays all expenses incurred by its Directors for travel, etc. which are directly related to Company business and are within the scope of their positions with the Company, and grants options to each of its Directors, as compensation for serving as Directors.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid by the Company during the last three fiscal years to Robert H. Gurevitch, the principal executive officer of the Company, to each of the Company's most highly compensated executive officers whose salary and bonus exceeded $100,000 during such year, and to other significant employees.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                               -----------------------------------
                                                  ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                            --------------------------------   -------------------------   -------
                                                                   OTHER                     SECURITIES
                                                                   ANNUAL      RESTRICTED    UNDERLYING     LTIP      ALL OTHER
                                                        BONUS   COMPENSATION     STOCK      OPTIONS/SARS   PAYOUTS   COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR   SALARY($)    ($)        (2)         AWARD(S)        (#)          ($)         ($)
    ---------------------------      ----   ---------   -----   ------------   ----------   ------------   -------   ------------
Robert H. Gurevitch(1).............  1998   $286,000     --          --            --          40,000        --           --
  Chairman of the Board of
    Directors,                       1997    250,885     --          --            --          50,000        --           --
  Chief Executive Officer,
    President                        1996    153,300     --          --            --           5,120        --           --
  and Secretary
Dewey Perrigo(1)...................  1998   $156,000     --          --            --          20,000        --           --
  Vice President of Sales            1997    137,308     --          --            --          25,000        --           --
                                     1996    103,800     --          --            --          34,133        --           --
Stephen F. Ross (3)................  1998   $ 51,823     --          --            --          35,000        --           --
  Chief Financial Officer
Merle Roberts......................  1998   $ 86,539     --          --            --          20,000        --           --
  Vice President of Manufacturing    1997     89,308     --          --            --          25,000        --           --
                                     1996     68,962     --          --            --          17,066        --           --

---------------
(1) For a description of employment agreements between these executive officers and the Company, see "Employment Agreements with Executive Officers" below this table.

(2) Certain of the officers of the Company routinely receive other benefits from the Company, including travel reimbursement, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during fiscal 1998, did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

(3) Mr. Ross was appointed to the position of Chief Financial Officer effective July 28, 1998.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS


     The Company and Mr. Gurevitch have entered into an agreement whereby Mr. Gurevitch has agreed to serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until October 1, 1999. Mr. Gurevitch's agreement provides for compensation including salary at a minimum annual base compensation rate of $180,000 prior to March 1, 1997 and $275,000 thereafter, and a car allowance and a standard benefits package. Pursuant to the terms of his agreement, Mr. Gurevitch may not have any ownership interest, or participate in any way, in any venture which competes with the Company for a period of three years after the termination of the agreement; provided, however, that the Company must pay Mr. Gurevitch a fee of $10,000 annually for each of the three years in consideration for this non-competition agreement.


     The Company has also entered into an agreement with Mr. Perrigo pursuant to which Mr. Perrigo has agreed to serve as the Company's Vice President of Sales until October 1, 1999. Mr. Perrigo's compensation will include salary at a minimum annual base compensation rate of $100,000 prior to March 1, 1997 and $150,000 thereafter, and a car allowance and a standard benefits package.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1998 to the executive officers named in the Summary Compensation Table ("Named Executive Officers"). The Company did not grant any stock appreciation rights in 1998.

                             OPTION GRANTS IN 1998

                           NUMBER OF     PERCENT OF TOTAL
                           SECURITIES     OPTIONS GRANTED
                           UNDERLYING     TO EMPLOYEES IN     EXERCISE OR    MARKET PRICE
                            OPTIONS      FISCAL YEAR ENDED       BASE          ON DATE       EXPIRATION
          NAME              GRANTED      DECEMBER 31, 1998    PRICE($/SH)      OF GRANT         DATE
          ----             ----------    -----------------    -----------    ------------    ----------
Robert H. Gurevitch......    40,000            12.39%            $4.00            *          10/08/2008
Dewey Perrigo............    20,000             6.19%            $4.00            *          10/08/2008
Stephen F. Ross..........    35,000            10.84%            $4.25            *          08/04/2008
Merle Roberts............    20,000             6.19%            $4.00            *          10/08/2008

---------------
* All options were granted at fair market value on the date of grant in accordance with the Company's 1997 Stock Incentive Plan. Fair market value is the average of the bid and asked price for the Common Stock on the trading day prior to grant on the Nasdaq SmallCap Market

     The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end, and the value of options held at fiscal year end based upon the closing market price of the Common Stock at December 31, 1998 ($6.38 per share) on the Nasdaq SmallCap Market. No stock options were exercised by any Named Executive Officer during fiscal 1998.

                  AGGREGATED FISCAL YEAR END OPTION EXERCISES
                       AND FISCAL YEAR END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING                 VALUE OF UNEXERCISED
                         SHARES                       UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                       ACQUIRED ON     VALUE          AT DECEMBER 31, 1998            AT DECEMBER 31, 1998
                        EXERCISE      REALIZED    ----------------------------    ----------------------------
        NAME             (#)(1)        ($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
Robert H.
  Gurevitch..........      --            --         15,120          80,000          $35,514        $124,500
Dewey Perrigo........      --            --         39,133          40,000          123,845          72,500
Stephen F. Ross......      --            --             --          35,000               --          74,375
Merle Roberts........      --            --         22,066          40,000           65,047          72,500

---------------
(1) No options were exercised in fiscal year 1998.


1997 STOCK INCENTIVE PLAN



     The Company adopted the DENTAL/MEDICAL DIAGNOSTICS SYSTEMS, INC. 1997 Stock Incentive Plan on February 11, 1997 (the "1997 Plan"). The 1997 Plan was approved by the shareholders at the Annual Meeting held on March 24, 1997, and the shareholders approved an increase of the shares issuable under the 1997 Plan at the Annual Meeting held on July 21, 1998. The 1997 Plan provides for the grant of stock awards to our directors, employees, officers and consultants. Subject to adjustment for stock splits, stock dividends and other similar events, 700,000 shares of the Common Stock have been reserved for awards under the 1997 Plan and options to purchase 645,900 shares of Common Stock have been granted. The maximum number of shares of Common Stock with respect to which awards may be granted under the 1997 Plan is 700,000 shares.



     The Plan is administered by the Board of Directors or another committee of two or more non-employee directors appointed by the Board of Directors, each of whom shall be an "outside director" for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. The committee has the authority, subject to, and within the limitation of, the express provisions of the 1997 Plan to select the persons to whom awards will be granted, and to determine the terms and conditions of the awards.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act requires the Company's executive officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file with the SEC. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that during the year ended December 31, 1998, all relevant
Section 16(a) filing requirements were complied with, provided that: (1) with respect to Jack Preston, a director of the Company, no Form 4 was filed with respect to 1,000 shares of Common Stock purchased on August 20, 1998 at $4.50 per share; and (2) with respect to Merle Roberts, Vice President of Manufacturing of the Company, no Form 4 was filed to report the acquisition of 1,300 shares of Common Stock purchased on July 27, 1998 at $4.13 per share and 10,000 of the Company's Redeemable Common Stock Purchase Warrants on July 6, 1998 at $1.75 per Warrant and 10,000 of the Company's Redeemable Common Stock Purchase Warrants on July 27, 1998 at $1.63 per Warrant. All of the above shares of Common Stock and Redeemable Common Stock Purchase Warrants were purchased by Dr. Preston and Mr. Roberts in open market transactions. The appropriate Forms 5 disclosing the aforementioned transactions involving Dr. Preston and Mr. Roberts were filed on February 16, 1999. Forms 5 for the following transactions were filed untimely on April 23, 1999: (i) with respect to Robert Gurevitch, Chief Executive Officer of the Company, the grant of options on October 9, 1998 to purchase 40,000 shares of Common Stock at an exercise price of $4.00 per share;
(2) with respect to Merle Roberts, Vice President of Manufacturing of the Company, the grant of options on October 9, 1998 to purchase 20,000 shares of Common Stock at an exercise price of $4.00 per share; and (3) with respect to Dewey Perrigo, Vice President of Sales of the Company, the grant of options on October 9, 1998 to purchase 20,000 shares of Common Stock at an exercise price of $4.00 per share. The Company has received no other information with respect to any required filings by its executive officers, Directors, and/or any greater-than-ten-percent stockholders of any class of its securities.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 27, 1997, the Company loaned approximately $126,000 to Dewey Perrigo, an officer of the Company, and Andrea Niemiec-Perrigo, an employee of the Company, for the purposes of buying a home. The Promissory Notes evidencing such loan bear interest at prime plus .25% (8.0%) at December 31, 1998 and are due and payable on May 27, 1999. On August 19, 1998, a principal payment of $56,000 and an interest payment of $6,152 were made leaving a loan balance of $70,000.

     On March 2, 1998, the Board of Directors of the Company entered into an agreement (the "Debt Placement Agreement") with accredited investors and institutional purchasers for the private placement (the "Debt Placement") of its 12% Senior Subordinated Notes due 1999 (the "Notes") and 450,000 warrants (the "Warrants"). The Debt Placement was consummated on March 19, 1998. J. Steven Emerson purchased $1,000,000 aggregate principal amount of the Company's Notes and 100,000 Common Stock purchase Warrants in the Debt Placement. Prior to the Debt Placement, J. Steven Emerson was the beneficial owner (determined in accordance with Rule 13d-3 of the Exchange Act) of approximately 4.94% of the Company's Common Stock. After giving effect to the Debt Placement, J. Steven Emerson will be the beneficial owner, (as determined in accordance with Rule 13d-3 of the Exchange Act) of approximately 6.7% of the Company's Common Stock.


     The Company has adopted a policy whereby all transactions between the Company and its officers, Directors, principal stockholders or affiliates will be approved by a committee of the Board of Directors, a majority of the members of which will be independent Directors, or, if required by law, a majority of disinterested Directors, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.

                                  PROPOSAL TWO

                PROPOSAL TO AMEND THE 1997 STOCK INCENTIVE PLAN

GENERAL


     The Board of Directors has approved an amendment (the "Amendment") to the 1997 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance under the 1997 Plan from 700,000 shares to 1,200,000 shares. The Amendment is being submitted to the Shareholders for approval.


     The Board of Directors approved the Amendment to ensure that a sufficient number of shares are available for issuance under the 1997 Plan. At March 25, 1999, options to purchase 645,900 shares are outstanding under the 1997 Plan. Based upon the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on March 25, 1999 of $7.3125 per share, the market value of the shares of Common Stock underlying the option grants was $4,723,144. At March 25, 1999, 54,100 shares remained available for grants of awards under the 1997 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining key personnel who are in great demand as well as rewarding and providing incentives to its current employees. The increase in the number of shares available for awards under the 1997 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

     A total of 1,200,000 shares of the Company's Common Stock will be authorized for issuance under the 1997 Plan assuming approval of this proposal by the shareholders. Any shares of Common Stock which are subject to an award but are not used because the terms and conditions of the award are not met may again be used for awards under the 1997 Plan.

     At April 15, 1999, the closing price of the Common Stock on the Nasdaq SmallCap Market was $8.31 per share.

SUMMARY OF THE 1997 STOCK INCENTIVE PLAN


     Purpose. The purpose of the 1997 Plan is to (i) provide a means by which Directors, officers and employees of or consultants to the Company, and any of its present or future parent or subsidiary corporations ("Affiliates"), may be given an opportunity to benefit from increases in value of the Common Stock through the granting of stock awards, (ii) retain the services of persons who are now Directors, officers, employees or consultants of the Company, (iii) secure and retain the services of new Directors, officers, employees and consultants, and (iv) provide incentives for such persons to exert maximum efforts for the success of the Company.


     Administration. The 1997 Plan is and will continue to be administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two members (the "Committee"), and at least two of the members of the Committee will be non-employee Directors of the Company. The Board is empowered, subject to, and within the limitations of, the express provisions of the 1997 Plan to (i) select the persons to whom awards will be granted, grant the awards, determine the terms and conditions of the awards and the number to be issued, and determine whether an award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted Stock, a Stock Appreciation Right, a Re-Load Option or a combination of the foregoing, (ii) construe and interpret the 1997 Plan and (iii) exercise such powers as the Board deems necessary to promote the best interests of the Company and which are not in conflict with the provisions of the 1997 Plan. If administration is delegated to a Committee, the Committee will have the powers possessed by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the 1997 Plan.

     Eligibility. Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Directors who are employed by the Company and officers and employees of the Company. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Directors, officers, employees and consultants of the Company. No person will be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair market value of the Common Stock at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date of its grant.

     Options. Each option must be approved by the Board and be in such form and will contain such terms and conditions as the Board will deem appropriate. No option will be exercisable after the expiration of ten years from the date it was granted.

     The exercise price of each Incentive Stock Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date such incentive stock option is granted. The exercise price of each Nonstatutory Stock Option must not be less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date each such Nonstatutory Stock Option is granted. The exercise price of Common Stock acquired pursuant to the exercise of an option will be paid, to the extent permitted by applicable statutes and regulations, in any form of legal consideration that may be acceptable to the Board, including, without limitation, different payment arrangements and/or by delivery to the Company of other shares of Common Stock.

     An Incentive Stock Option shall only be transferable by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person, or in the case of such person's disability by such person's legal representative or guardian. A Nonstatutory Stock Option shall only be transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or any transferee pursuant to a QDRO.

     The Board, in its sole discretion, determines the vesting schedule associated with any options. However, in the case of an option for which an exemption from the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "CCSL") is unavailable, the vesting provisions must provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the option From the date the option was granted; provided, however, that options granted to Directors, officers or consultants of the Company may vest at a rate of less than twenty percent (20%) per year.

     Options granted under the 1997 Plan may include a provision whereby the optionee may elect at any time while a Director, officer, employee or consultant to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a right to repurchase in favor of thc Company upon Termination of the optionee.

     The Board may include as part of any option a provision entitling the optionee to a further option (a "ReLoad Option") in the event the optionee exercises the option, in whole or in part, by surrendering other shares of Common Stock. Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board may designate at the time of the grant of the original option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option will be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the 1997 Plan. There will be no ReLoad Options on a Re-Load Option. Any such Re-Load Option will be subject to the availability of sufficient shares under the 1997 Plan and will be subject to such other terms and conditions as the Board may determine which are consistent with the express provisions of the 1997 Plan regarding the terms of the options.

     Stock Bonuses and Purchases of Restricted Stock. The 1997 Plan also provides for the grant of stock bonuses and purchases of restricted stock. Stock Bonuses are grants of Common Stock to participants in the 1997 Plan and do not involve the payment of a purchase price. The award of a right to purchase restricted stock entitles a participant in the 1997 Plan to acquire shares of Common Stock which are subject to certain voting limitations and restrictions at a price which is lower than the fair market value of the Common Stock on the date of the grant of such award. Each stock bonus or restricted stock purchase agreement will be approved by the Board and be in such form and will contain such terms and conditions as the Board deems appropriate.

     The purchase price under each restricted stock purchase agreement will be determined by the Board and designated in such agreement. The purchase price of shares of Common Stock for which an exemption from the qualification requirements of the CCSL is unavailable will be not less than one-hundred percent (100%) of the fair market value of the Common Stock at the date of the grant or the sale; provided, if such shares of Common Stock are granted or sold to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, the purchase price will be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant or sale.

     Rights under a stock bonus or restricted stock purchase agreement will only be assignable by any participant under the 1997 Plan by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom such rights are granted may, by delivering written notice to the Company, designate a third party who, in the event of the death of such person, will thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

     The purchase price of Common Stock acquired pursuant to a restricted stock purchase agreement will be paid in any form of legal consideration that may be acceptable to the Board in its discretion. The Board may also award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     Shares of Common Stock sold or awarded under the 1997 Plan may be subject to a right to repurchase in favor of the Company upon Termination of the person to whom such shares have been sold or awarded at a repurchase price equal to the original purchase price (or such higher price as the Board may determine to be appropriate). The Board will provide that such rights to repurchase lapse with respect to such purchased shares pursuant to a schedule determined by the Board; provided, however, that for any stock bonus or restricted stock purchase right for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the original purchase price will lapse at a minimum rate of twenty percent (20%) per year over five years from the date the stock bonus or restricted stock purchase right was granted and such right will terminate to the extent not exercised within ninety days following Termination of the stockholder/purchaser.

     Stock Appreciation Rights. The Board has full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to employees, Directors or consultants of the Company or its Affiliates under the 1997 Plan. Each such right entitles the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of Common Stock.

     Three types of Stock Appreciation Rights are available for issuance under the 1997 Plan: Tandem Rights, Concurrent Rights and Independent Rights. Tandem Rights will be granted appurtenant to an option and will require the holder to elect between the exercise of such option for shares of Common Stock and the surrender, in whole or in part, of such option for an appreciation distribution, payable in cash, in an amount equal to (1) the aggregate fair market value (on the date of option surrender) of the number of vested shares of Common Stock under the option (or portion thereof) being surrendered on such date, less (2) the aggregate exercise price of such vested shares of Common Stock. Concurrent Rights will be granted appurtenant to an option and may apply to all or any portion of the shares of Common Stock subject to such option and will be automatically exercised at the same time such option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution, payable in cash, to which the holder of such Concurrent Rights shall be entitled upon exercise of the related option shall be an amount equal to (1) the aggregate fair market value (on the date of option exercise) of the number of vested shares of Common Stock under the option (or portion thereof) being exercised on such date and with respect to which such Concurrent Rights apply, less (2) the aggregate exercise price paid for such vested shares of Common Stock. Independent Rights shall be granted independently of any option and will entitle the holder upon exercise thereof to an appreciation distribution payable in cash in an amount equal to (1) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of vested share equivalents with respect to which the holder is exercising the Independent Right on such date, less (2) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Common Stock.

     Adjustments. With the consent of the affected holders, the Board has the authority to reprice outstanding options and stock appreciation rights and to cancel outstanding options and stock appreciation rights and grant new option and/or stock appreciation rights in lieu thereof.

     The 1997 Plan contains a provision which provides that equitable adjustments, as determined by the Board, will be made in the awards and in the maximum number of options and rights that may be granted to any eligible person in the event of any change in the number of issued shares of Common Stock or other securities then subject to the 1997 Plan which results from any stock split, stock dividend, recapitalization, merger, consolidation, combination of shares, exchange of shares or other similar corporate change or other transaction not involving the receipt of consideration by the Company. Upon the occurrence of certain changes in control events involving the Company, the Board has the authority to terminate the awards outstanding under the 1997 Plan or provide for the grant of a substitute security.

     Amendments. The Board may amend or terminate the 1997 Plan at any time and in any manner. However, unless it relates to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will (i) increase the number of shares of Common Stock reserved for Stock Awards under the 1997 Plan; (ii) modify the requirements as to eligibility for participation in the 1997 Plan to the extent such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code; or (iii) modify the 1997 Plan in any other way if such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

     Additionally, no recipient of any award may, without his or her consent, be deprived of any of his or her rights thereunder or with respect thereto as a result of any such amendment.

     Plan Duration. The Board may suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan terminates on March 21, 2007. No Stock Awards may be granted under the 1997 Plan while the 1997 Plan is suspended or after it is terminated. Rights and obligations under any Stock Award granted while the 1997 Plan is in effect will not be altered or impaired by suspension or termination of the 1997 Plan, except with the written consent of the person to whom the Stock Award was granted.

FEDERAL INCOME TAX TREATMENT

     The following general discussion of federal income tax consequences is only a summary of principal considerations based upon the tax laws and regulations of the United States existing as of the date hereof, all of which may be subject to modification or change at any time, in some cases retroactively. This discussion is also qualified by certain exceptions and the particular circumstances of individual optionees, which may substantially alter or modify the consequences herein discussed. Optionees, in addition, may be subject to state and estate or other taxation.

     The 1997 Plan does not constitute a qualified retirement plan under Section 401 (a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit-sharing and other employee benefit plans).

     Incentive Stock Options ("ISOs"). With respect to ISOs granted under the 1997 Plan, an optionee generally will not recognize any income upon the grant or the exercise of the option. Upon a subsequent disposition of the stock, the optionee will generally recognize long-term capital gain or loss equal to the difference between the amount paid for the stock and the amount realized on its disposition, provided that the stock is not disposed of for at least two years from the date the option is granted and for at least one year from the date the stock is transferred to the optionee.

     If the stock received pursuant to the exercise of an ISO is disposed of prior to the aforementioned two-year or one-year periods (a "disqualifying disposition"), the optionee will generally recognize ordinary, compensation income upon the making of such disqualifying disposition, in an amount equal to the lesser of (i) the fair market value of the option shares on the exercise date, minus the exercise price, and (ii) the amount realized on the disposition, minus the exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will generally be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

     If an optionee exercises an ISO, in whole or in part, with previously acquired stock of the Company, the exchange will not affect the ISO treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired stock to the Company, and the shares of stock received by the optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period for long-term capital gain purposes as such previously acquired stock. (The optionee will not, however, be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.) Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis of zero and a holding period which commences as of the date of exercise. If the exercise of an ISO is effected using stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares of stock will be considered a disposition of such stock for the purpose of determining whether a disqualified disposition has occurred.

     When the optionee exercises an ISO granted under the 1997 Plan, the difference between the exercise price paid and the then fair market value of the stock will constitute an "item of adjustment" which may subject the optionee to the alternative minimum tax ("AMT") imposed by Section 55 of the Code. However, if a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included as AMT income is the gain realized on the disposition of the stock. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disposition will not be considered income for AMT purposes. In addition, the basis of the stock for determining gain or loss for AMT purposes will be the exercise price for the stock, increased by the amount that the AMT income was increased due to the earlier exercise of the ISO.

     The Company will generally not be entitled to any federal income tax deduction with respect to ISOs granted or exercised under the 1997 Plan. However, if the optionee makes a "disqualifying disposition," then the Company generally will be entitled to a deduction in the year of such disqualifying disposition in an amount equal to the income includable by the optionee with respect to the transaction.

     Nonqualified Stock Options. An optionee who is granted an option or similar right to acquire Common Stock under the 1997 Plan that does not qualify for ISO treatment (a "nonqualified stock option") will not realize any income upon the grant of such option, but generally will realize ordinary income when the nonqualified stock option is exercised. The amount of income to be recognized by the optionee is equal to the difference between the amount paid for the stock and the fair market value of the stock received. The ordinary income received will constitute compensation for which tax withholding may be required.

     If, however, a profitable sale of the stock subject to a nonqualified stock option under the 1997 Plan could subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, then such optionee will generally recognize ordinary income on the date when such optionee is no longer subject to such liability (or, if earlier, six months from the transfer of the stock to the optionee) in an amount equal to the fair market value of the shares on such date less the exercise price. However, the optionee may elect within thirty days of the date of exercise to recognize ordinary income as of the date of exercise.

     Shares received pursuant to the exercise of a nonqualified stock option granted under the 1997 Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares received generally will begin on the date of exercise or other relevant date. Upon the subsequent sale of such shares, the optionee will generally recognize long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year (and provided that the shares constitute capital assets in the hands of the selling stockholder), in an amount equal to the difference between the selling price and the stockholder's tax basis in the shares sold.

     If an optionee exercises a nonqualified stock option, in whole or in part, with previously acquired stock of the Company, the optionee will recognize ordinary income in the amount by which the fair market value of the stock received by the optionee exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired stock to the Company. Shares of stock received by an optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period as such previously acquired stock. Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis equal to the fair market value of such additional shares of stock as of the date ordinary income is received, and the holding period for such additional shares of stock will commence as of the date of exercise or such other relevant date.

     With respect to the grant and exercise of nonqualified stock options under the 1997 Plan, the Company generally will be entitled to a federal income tax deduction in its tax year within which the optionee recognizes income (that is, the taxable year of the Company in which or with which the optionee's taxable year of income recognition ends) equal to the amount of income recognized by the optionee.

     Restricted Stock. Awards to eligible persons under the 1997 Plan may include bonuses or other grants of shares that are subject to restrictions or vesting schedules. The recipient generally will not be taxed until the restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the optionee may elect within thirty days of the date of receipt of the restricted shares to recognize ordinary income as of the date of receipt, and the Company will be entitled to a deduction, on the date of the optionee's receipt of the restricted shares, equal to the excess of the fair market value of the shares on that date over the purchase price.

     Miscellaneous Awards. Awards may be granted under the 1997 Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

     Withholding. Generally, the Company will make arrangements for withholding applicable taxes with respect to ordinary income recognized by an employee in connection with awards made under the 1997 Plan. Special rules will apply in cases where the recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. Such delivery of shares will in certain circumstances result in the recognition of income with respect to such shares.

REQUIRED VOTE


     The approval of this amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon present in person or by Proxy at the Meeting. With respect to the vote on the amendment to the 1997 Stock Incentive Plan, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes will not be counted as votes cast for or against amendment of the 1997 Stock Incentive Plan.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

                               OTHER INFORMATION
                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of March 31, 1999 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's Directors, (iii) each of the Company's Named Executive Officers, and (iv) all of the Company's executive officers and Directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address for each of the principal stockholders is c/o Dental/Medical Diagnostic Systems, Inc., 200 N. Westlake Boulevard, Suite 202, Westlake Village, California 91362.

                                                  NUMBER OF SHARES
                     NAME                       BENEFICIALLY OWNED(1)   PERCENTAGE(1)
                     ----                       ---------------------   -------------
Robert H. Gurevitch(2)........................          895,498             16.4%
Marvin H. Kleinberg(3)........................           12,750                *
Dewey Perrigo(4)..............................          125,464              2.3%
Jack D. Preston(5)............................           32,280                *
Merle Roberts(6)..............................           47,066                *
Stephen F. Ross(7)............................            4,500                *
John A. Khademi...............................               --                *
J. Steven Emerson(8)..........................          470,100              8.4%
  1056 Ilona Avenue, Los Angeles, CA 90064
All Officers and Directors as a Group (7
  Persons)(9).................................        1,117,558             20.1%

---------------
*  Less than one percent.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 15,120 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(3) Includes 8,750 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(4) Includes 39,133 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(5) Includes 21,780 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(6) Includes 22,066 shares of Common Stock underlying options, and 20,000 shares of Common Stock underlying warrants, which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(7) Includes 4,500 shares of Common Stock underlying warrants which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(8) Includes 100,000 shares of Common Stock underlying Common Stock purchase Warrants issued in a debt placement and 78,000 shares of Common Stock underlying an aggregate of 78,000 of the Company's Redeemable Common Stock Purchase Warrants which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

(9) Includes 106,849 shares of Common Stock underlying options, and 24,500 shares of Common Stock underlying warrants, which were exercisable on or which will become exercisable within 60 days of April 23, 1999.

                             STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting, must submit that proposal to the Company at its principal executive offices by December 31, 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1998 and have been selected by the Board of Directors to serve as independent auditors for the fiscal year ending December 31, 1999. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                            SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                          ANNUAL REPORT ON FORM 10-KSB

     THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO STEPHEN ROSS, CHIEF FINANCIAL OFFICER, DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., 200 N. WESTLAKE BLVD., SUITE 202, WESTLAKE VILLAGE, CALIFORNIA 91362.

                                          ON BEHALF OF THE BOARD OF DIRECTORS

                                          /s/ STEPHEN ROSS

                                          Stephen Ross
                                          Chief Financial Officer

Westlake Village, California
April 23, 1999

                                     PROXY



              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

    The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. With respect to such other business that may properly come before the meeting and any adjournments thereof, said proxy is authorized to vote in accordance with its best judgment.

    This proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE AND TO AMEND THE 1997 STOCK INCENTIVE PLAN, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

                   (Continued and to be signed on other side)

[X] Please mark your votes as in this example

The Board of Directors recommends a WITH vote on Proposal ONE, and a FOR vote on Proposal Two.

1. ELECTION OF DIRECTOR, as provided in the Company's Proxy Statement.

 [ ] WITH       [ ] WITHOUT THE AUTHORITY TO VOTE FOR THE NOMINEES LISTED BELOW

 (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH, OR OTHERWISE
                          STRIKE OUT THE NAME BELOW.)

Robert H. Gurevitch    Marvin H. Kleinberg    Jack D. Preston    John A. Khademi

2. APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES AVAILABLE FOR STOCK AWARDS FROM 700,000 TO 1,200,000.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                                              IMPORTANT: Please sign name
                                              exactly as it appears below. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              authorizing officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

                                              ----------------------------------
                                                          SIGNATURE

                                              ----------------------------------
                                                             Date
                                              Note: Please sign, date and return
                                              promptly in the enclosed envelope
                                              which requires no postage if
                                              mailed in the United States.